Commitments and Contigencies (Notes)	12 Months Ended
Sep. 30, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 13 — Commitments and Contingencies
 Legal Proceedings
Post is a party to a number of legal proceedings in various federal, state and foreign jurisdictions. These proceedings are in varying stages and many may proceed for protracted periods of time. Some proceedings involve complex questions of fact and law. Additionally, the operations of Post, like those of similar businesses, are subject to various federal, state, local and foreign laws and regulations intended to protect public health and the environment, including air and water quality and waste handling and disposal.
In the opinion of management, based upon the information presently known, the ultimate liability, if any, arising from the pending legal proceedings, as well as from asserted legal claims and known potential legal claims which are likely to be asserted, taking into account established accruals for estimated liabilities (if any), are not expected to be material, individually and in the aggregate, to Post's consolidated financial position, results of operations or cash flows. In addition, while it is difficult to estimate the potential financial impact of actions regarding expenditures for compliance with regulatory matters, in the opinion of management, based upon the information currently available, the ultimate liability arising from such compliance matters is not expected to be material to Post's consolidated financial position, results of operations or cash flows.
Lease Commitments
Future minimum rental payments under noncancelable operating leases in effect as of September 30, 2011 were $3.3, $3.0, $2.7, $.9, $.3 and zero for fiscal 2012, 2013, 2014, 2015, 2016 and thereafter, respectively.
 Rent expense for all operating leases was $4.0, $3.9, and $3.5 in fiscal years 2011, 2010, and 2009, respectively.